                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant
Check the appropriate box:
         Preliminary Proxy Statement
         Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ] Soliciting Material Pursuant to (section) .240.14a-11(c) or (section).240.14a-12

                              Fotoball USA, Inc. .
          ------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

          ------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        1)   Title of each class of securities to which transaction applies:

             ---------------------------------------------------------------

        2)   Aggregate number of securities to which transaction applies:

             ---------------------------------------------------------------
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

             ---------------------------------------------------------------
        4)   Proposed maximum aggregate value of transaction:_______________
        5)   Total fee paid:________________________________________________

[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)       Amount Previously Paid:____________________________________
        2)       Form, Schedule or Registration Statement No.:______________
        3)       Filing Party:______________________________________________
        4)       Date Filed:________________________________________________

                               FOTOBALL USA, INC.
                                3738 RUFFIN ROAD
                           SAN DIEGO, CALIFORNIA 92123

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   MAY 9, 2000
                               -------------------

TO THE HOLDERS OF COMMON STOCK OF FOTOBALL USA, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Fotoball USA, Inc. (the "Corporation") will be held at 2:30 P.M., local time, on May 9, 2000, at the Sheraton Four Points Hotel located at 8110 Aero Drive, San Diego, California, for the following purposes:

         1. To elect two (2) directors of the Corporation to hold office until the 2003 Annual Meeting of Stockholders and until the election and qualification of their successors.

         2. To transact such other business as may properly come before the meeting or any and all adjournments thereof.

         Only holders of record of the Corporation's Common Stock at the close of business on March 24, 2000 are entitled to receive notice of, and to vote at, the meeting and any adjournment(s) thereof. Such stockholders may vote in person or by proxy. The stock transfer books of the Corporation will not be closed.

         Stockholders who find it convenient are cordially invited to attend the meeting in person. If you are not able to do so and wish that your shares be voted, you are requested to fill in, sign, date and return the accompanying proxy in the enclosed envelope. No postage is required if mailed in the United States.

                                        By Order of the Board of Directors,



                                        KAREN M. BETRO
                                        Secretary
Dated:  March 31, 2000

                               FOTOBALL USA, INC.
                                3738 RUFFIN ROAD
                           SAN DIEGO, CALIFORNIA 92123

                                -----------------

                                 PROXY STATEMENT

                                -----------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                   MAY 9, 2000

                                -----------------

         This statement is furnished in connection with the solicitation by the Board of Directors of Fotoball USA, Inc. (the "Corporation") of proxies to be used at the Annual Meeting of Stockholders of the Corporation to be held at 2:30 P.M., local time, on May 9, 2000, at the Sheraton Four Points Hotel located at 8110 Aero Drive, San Diego, California, and at any adjournment(s) thereof. If proxy cards in the accompanying form are properly executed and returned, the shares of the Corporation's Common Stock, par value $.01 per share (the "Common Stock"), represented thereby will be voted as instructed on the proxy, but if no instructions are given, such shares will be voted (1) for the election as director of the Board of Directors of the nominees below and (2) in the discretion of the proxies named in the proxy card on any other proposals properly to come before the meeting or any adjournment thereof.

         Any proxy may be revoked prior to its exercise, but the attendance at the meeting by any stockholder who has previously given a proxy will not have the effect of revoking the proxy unless such stockholder delivers written notice of revocation to the secretary of the meeting prior to the exercise of the proxy. The approximate date of mailing of this Proxy Statement and the accompanying proxy card is April 7, 2000.

                                     VOTING

         Holders of record of the Common Stock on March 24, 2000 (the "Record Date") will be entitled to vote at the Annual Meeting or any adjournment thereof. As of that date, there were 3,575,368 shares of Common Stock outstanding and entitled to vote and a majority, or 1,787,685 of these shares, will constitute a quorum for the transaction of business. Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the meeting, including the election of the directors named herein.

         The favorable vote of a plurality of the votes cast at the meeting is necessary to elect the directors nominated for election at the meeting. Abstentions will have the same effect as votes against the proposals. Broker non-votes (i.e., instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy) will be disregarded for the proposals set forth above and will have no effect on the outcome of the votes for such proposals. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS SET FORTH ABOVE.

                              ELECTION OF DIRECTORS

         The Corporation's Certificate of Incorporation and By-laws provide for a Board of Directors divided into three classes of directors serving staggered three-year terms. The Board of Directors currently consists of five members. At the forthcoming meeting to be held on May 9, 2000, two (2) directors from the third class will be elected for a term expiring at the 2003 Annual Meeting of Stockholders. The Board of Directors has recommended Michael Favish and John J. Shea as the nominees for election as directors from such class. The continuing directors from the first class, Salvatore T. DiMascio and Nicholas A. Giordano, are serving terms that expire on the date of the 2001 Annual Meeting of Stockholders and the continuing director from the second class, Joel K. Rubenstein, is serving a term that expires on the date of the 2002 Annual Meeting of Stockholders.

         UNLESS OTHERWISE SPECIFIED IN THE ACCOMPANYING PROXY, THE SHARES VOTED PURSUANT THERETO WILL BE CAST FOR MICHAEL FAVISH AND JOHN J. SHEA AS THE DIRECTORS FROM THE THIRD CLASS, TO HOLD OFFICE UNTIL THE 2003 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS SHALL BE DULY ELECTED AND SHALL HAVE QUALIFIED. If, for any reason, at the time of election, Mr. Favish or Mr. Shea should be unwilling to accept nomination or election, it is intended that such proxy will be voted for the election, in his place, of a substitute nominee recommended by the Board of Directors. However, the Board of Directors has no reason to believe that Mr. Favish or Mr. Shea will be unable or unwilling to serve as a director, if elected.

         Information with respect to the Corporation's directors is set forth below.

-------------------------------------------------------------------------------------------------------
                                                          POSITIONS PRESENTLY HELD      HAS BEEN A
                  NAME                      AGE           WITH THE CORPORATION          DIRECTOR SINCE
-------------------------------------------------------------------------------------------------------
         CURRENT NOMINEE:
           Michael Favish                   51              President, Chief Executive      1988
                                                            Officer and Director

           John J. Shea                     62              Director                        1999


         DIRECTORS FROM FIRST CLASS:
           Salvatore T. DiMascio            60              Director                        1997

           Nicholas A. Giordano             57              Director                        1998

         DIRECTOR FROM SECOND CLASS:
           Joel K. Rubenstein               63              Director                        1994

         MICHAEL FAVISH has served as President and a director of the Company since his founding of the Company in December 1988 and as President, Chief Executive Officer and a director of the Company since March 1994. Mr. Favish has over 27 years of product design, manufacturing and sourcing experience and has established a number of strategic international sourcing alliances.

         JOHN J. SHEA has served as Director of the Company since August 1999. Mr. Shea served as President and Chief Executive Officer of Spiegel, Inc. from 1985 through 1997 and Vice Chairman of Spiegel from 1989 to 1997. Before joining Spiegel, Mr. Shea worked 21 years at the John Wanamaker Company, Philadelphia, serving ultimately as Senior Vice President and a member of the Executive Board. Mr. Shea also served as Chairman of the Board of the National Retail Federation, the world's largest retail trade association. Mr. Shea also serves as the Chairman of the Board of Trustees of LaSalle University and a member of the Advisory Board of the Kellogg Graduate School of Management at Northwestern University. Mr. Shea is currently serving on the Board of Directors of Pulte Corporation and Home Place of America, both of which are publicly-held corporations.

         SALVATORE T. DIMASCIO has served as a director of the Company since August 1997. Since 1986, Mr. DiMascio has been President of DiMascio Venture Management, Inc., a management and investment firm. Additionally, from 1994 to 1997, Mr. DiMascio was Executive Vice President of Anchor Gaming, Inc., a public gaming company. From 1978 to 1986, Mr. DiMascio was Senior Vice President and Chief Financial Officer of Conair Corporation, a public manufacturer of health and beauty products. Mr. DiMascio's previous business experience includes Audit Manager with Arthur Young & Co., a national CPA firm, and as Controller of Revlon Inc. Mr. DiMascio is currently serving on the Board of Directors of H.E.R.C. Products Inc., a publicly held corporation.

         NICHOLAS A. GIORDANO has served as a director of the Company since July 1998. In July 1998, Mr. Giordano was appointed interim President of LaSalle University for a one-year term. Additionally, from 1971 through August 1997, Mr. Giordano held various positions at The Philadelphia Stock Exchange, including from 1981 to 1997 as President and Chief Executive Officer. He also served as Chairman of the Board of the exchange's two subsidiaries: Stock Clearing Corporation of Philadelphia and Philadelphia Depository Trust Company. Mr. Giordano's previous business experience includes serving as Chief Financial Officer at two brokerage firms (1968-1971) and as a Certified Public Accountant at Price Waterhouse (1965-1971). Mr. Giordano is currently serving on the Board of Directors of W.T. Trust, a mutual fund, and Independence Blue Cross of Philadelphia.

         JOEL K. RUBENSTEIN has served as a director of the Company since August 1994. From April 1990 through April 1992 and from March 1994 to present, Mr. Rubenstein has been a partner of the Contrarian Group, Inc., an operating management company. In addition, from April 1994 to present, Mr. Rubenstein has been a principal of Oracle One Partners, Inc., a marketing management company. From April 1992 through March 1994, Mr. Rubenstein served as the Senior Project Manager, Business & Economic Development for Rebuild L.A., the recovery organization created after the Los Angeles riots. Prior to such time, from January 1985 through April 1990, Mr. Rubenstein served as the Vice President, Corporate Marketing for Major League Baseball, Office of the Commissioner.

                       MEETINGS OF THE BOARD OF DIRECTORS

         During the fiscal year ended December 31, 1999, the Board of Directors held five meetings. During such period, each of the then-current directors of the Corporation attended 75% or more of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all committees of the Board of Directors on which such director served.

         The Board of Directors has standing audit and compensation committees.

         The members of the audit committee are Salvatore T. DiMascio and Nicholas A. Giordano. The audit committee's primary responsibilities are to recommend the appointment of the Corporation's independent auditors and to review the scope and results of the audits, the internal accounting controls of the Corporation, audit practices and the professional services furnished by the independent auditors. The audit committee held two meetings during the year ended December 31, 1999.

         The members of the compensation committee are Joel K. Rubenstein and Salvatore T. DiMascio. The compensation committee's primary responsibility is to review the compensation arrangements relating to senior officers of the Corporation and to administer the Corporation's 1998 Stock Option Plan (the "Plan"). The compensation committee held three meetings during the year ended December 31, 1999.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Corporation's directors and executive officers and persons who own beneficially more than ten percent of the Common Stock to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock. Officers, directors and persons owning more than ten percent of the Common Stock are required to furnish the Corporation with copies of all such reports. To the Corporation's knowledge, based solely on a review of copies of such reports furnished to the Corporation, the Corporation believes that, during fiscal 1999, all Section 16(a) filing requirements applicable to its officers, directors and persons owning beneficially more than ten percent of the Common Stock were in compliance.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of March 31, 2000 with respect to the Common Stock of the Corporation beneficially owned by (a) all persons known to the Corporation to own beneficially more than 5% of any class of voting security of the Corporation, (b) all directors and nominees, (c) the Named Executives (as defined under the caption "Executive Compensation") and
(d) all executive officers and directors of the Corporation as a group.

--------------------------------------------------------------------------------------------------------------------
                                           SUMMARY OF BENEFICIAL OWNERSHIP
--------------------------------------------------------------------------------------------------------------------
                                                                        AMOUNT OF BENEFICIAL          % OF STOCK
NAME                          ADDRESS                                      OWNERSHIP (1)            OWNERSHIP (1)
--------------------------------------------------------------------------------------------------------------------
Michael Favish                3738 Ruffin Road                               539,085 (2)                14.6%
                              San Diego, CA  92123
Salvatore T. DiMascio         22951 Aegean Sea Drive                          17,000 (3)                  *
                              Monarch Beach, CA  92629
Nicholas A. Giordano          1755 Governor's Way                             17,500 (4)                  *
                              Blue Bell, PA  19422
Joel K. Rubenstein            1071 Camelback Street, Suite 111                19,000 (5)                  *
                              Newport Beach, CA  92660
John J. Shea                  15 Woodgate Drive                               12,000 (6)                  *
                              Burr Ridge, IL  60521
Carl E. Francis               3738 Ruffin Road                                27,166 (7)                  *
                              San Diego, CA  92123
Steven B. Katzke              3738 Ruffin Road                                 5,696 (8)                  *
                              San Diego, CA  92123
All officers and directors as a group (9 persons)                            681,782                    18.0%

         *Less than 1%.


(1) This table identifies persons and entities having sole voting and/or investment power with respect to the shares set forth opposite their names as of March 31, 2000 according to information furnished to the Corporation by each of them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date of this Proxy Statement upon the conversion of convertible securities or the exercise of warrants or options. Percent of Common Stock ownership is based on 3,575,368 shares of Common Stock outstanding, and assumes that in each case the person or entity only, or the group only, exercised his or its rights to purchase all shares of Common Stock underlying stock options and warrants.

(2) Includes 110,000 and 3,333 shares of Common Stock issuable upon exercise of currently exercisable options at per share exercise prices of $1.69 and $2.69, respectively.

(3) Includes 5,000 shares of Common Stock issuable upon exercise of currently exercisable options at a per share exercise price of $4.75.

(4) Includes 5,000 and 5,000 shares of Common Stock issuable upon exercise of currently exercisable options at per share exercise prices of $2.38 and $4.75, respectively.

(5) Includes 7,500, 5,000 and 5,000 shares of Common Stock issuable upon exercise of currently exercisable options at per share exercise prices of $1.69, $2.38 and $4.75, respectively.

(6) Includes 5,000 shares of Common Stock issuable upon exercise of currently exercisable options at a per share exercise price of $4.84.

(7) Includes 25,000 and 1,666 shares of Common Stock issuable upon exercise of currently exercisable options at per share exercise prices of $1.69 and $2.69, respectively.

(8) Includes 5,000 shares of Common Stock issuable upon exercise of currently exercisable options at a per share exercise price of $1.69.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table shows, for the fiscal years ended December 31, 1997, 1998 and 1999, the compensation paid by the Corporation, as well as certain other compensation paid or accrued for those years, to Michael Favish, the Corporation's President and Chief Executive Officer, Carl E. Francis, the Corporation's Senior Vice President of Sales and Marketing, and Steven B. Katzke, the Corporation's Vice President, Specialty Sales and Marketing (the "Named Executives"). No other person who served as an executive officer of the Corporation received salary and bonus in excess of $100,000 during the fiscal year ended December 31, 1999.

--------------------------------------------------------------------------------------------------------------------
                                            SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------------
                                                                                                  LONG-TERM
                                               ANNUAL COMPENSATION                               COMPENSATION
                                     ---------------------------------------------------     -----------------------
      Name and
Principal Position                    Year    Salary ($)     Bonus ($)      Other ($)             Options (#)
----------------------------------------------------------------------------------------     -----------------------
Michael Favish                        1999       190,000        47,000                0                       7,000
President and Chief                   1998       165,000        20,000           22,070 (1)                  10,000
Executive Officer                     1997       165,000             0                0                           0

Carl E. Francis                       1999        88,000        47,000                0                       5,000
Senior Vice President,                1998        80,000        40,000                0                      20,000
Sales and Marketing                   1997        75,000        17,000                0                           0

Steven B. Katzke                      1999        75,000        75,000                0                       5,000
Vice President, Specialty             1998        60,000        37,000                0                      20,000
Sales and Marketing                   1997        48,000        13,000                0                           0

(1) Includes $9,000 for reimbursement of automobile expenses, $7,700 for disability insurance coverage and $5,370 for health insurance coverage.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Michael Favish, President and Chief Executive Officer of the Corporation, and Karen Betro, Vice President of Operations of the Corporation, have a long-term relationship. Derrick Favish, a non-officer employee and stockholder of the Corporation, is the brother of Michael Favish, the President and Chief Executive Officer of the Corporation. Greg Favish and Terry Favish, non-officer employees of the Corporation, are the sons of Michael Favish.

         Any future transaction with directors, executive officers or their affiliates, including, without limitation, any granting or forgiveness of loans, will be made only if the transaction has been approved by a majority of the then independent and disinterested members of the Board of Directors and is on terms no less favorable to the Corporation than could have been obtained from unaffiliated parties.

STOCK OPTIONS

         The following table contains information concerning the grant of stock options under the Plan to the Named Executives during the Corporation's last fiscal year:

--------------------------------------------------------------------------------------------------------------------
                                         OPTION GRANTS IN LAST FISCAL YEAR
--------------------------------------------------------------------------------------------------------------------

                                   OPTIONS           % OF 145,000 OPTIONS GRANTED      EXERCISE       EXPIRATION
          NAME                   GRANTED (#)                UNDER THE PLAN           PRICE($/SH)         DATE
------------------------- -------------------------- ------------------------------ --------------- ----------------
Michael Favish                      7,000                         4.8                   6.625          12/07/09
Carl E. Francis                     5,000                         3.4                   6.625          12/07/09
Steven B. Katzke                    5,000                         3.4                   6.625          12/07/09

         Options granted under the Plan become exercisable in three equal installments on each of the first, second and third anniversary of the date of grant. The options were granted at an exercise price equal to not less than the fair market value of the Common Stock on the date of grant. The Corporation does not currently grant stock appreciation rights.

OPTION HOLDINGS

         The following table sets forth stock options exercised by the Named Executives during 1999 and unexercised options held by the Named Executives as of the end of the Corporation's last fiscal year.

----------------------------------------------------------------------------------------------------------------------------
                                      AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                                 AND YEAR-END OPTION VALUES
----------------------------------------------------------------------------------------------------------------------------

                                                        SECURITIES UNDERLYING              VALUE OF UNEXERCISED IN-THE-
NAME                        SHARES         VALUE        UNEXERCISED OPTIONS AT                   MONEY OPTIONS AT
                          EXERCISED      REALIZED            12/31/99 (#) (1)                     12/31/99 ($) (2)
                              (#)           ($)       EXERCISABLE      UNEXERCISABLE      EXERCISABLE           UNEXERCISABLE
------------------------ ------------- ------------ ----------------- ---------------- ------------------    -----------------
Michael Favish                      0            0       113,333           13,667           $520,775               $24,165
Carl E. Francis                     0            0        21,666           18,334            $98,528               $58,329
Steven B. Katzke                5,000     $ 14,307         6,666           18,334            $29,161               $58,329

(1) This represents the total number of shares subject to stock options held by the Named Executives as of December 31, 1999. These options were granted on various dates during the years 1994 through 1999.
(2) Based on the $6.3125 closing price of the Company's Common Stock on the Nasdaq National Market on December 31, 1999.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         The Corporation is party to an employment agreement (the "Favish Agreement") with Michael Favish, which provides that Mr. Favish will serve as President and Chief Executive Officer for a three-year term commencing on August 10, 1999. Mr. Favish's annual base salary was $190,000 in 1999 and was increased to $210,000 in 2000, with annual increases at the discretion of the compensation committee. Mr. Favish is also entitled to a bonus at the discretion of the compensation committee and will be granted options, vesting over a three-year period, to purchase not less than 10,000 shares of Common Stock per year at a per share exercise price equal to the then-current fair market value. During 1999, Mr. Favish waived his right to receive options to purchase 3,000 shares of Common Stock and received options to purchase 7,000 shares of Common Stock, pursuant to the Favish Agreement.

         The Favish Agreement also provides that Mr. Favish will not engage in a business which competes with the Corporation for the term of the Favish Agreement and for one year thereafter. In the event that Mr. Favish's employment is terminated as a result of a Constructive Termination (as defined in the Favish Agreement), the Favish Agreement provides that the Corporation will pay Mr. Favish the base salary and bonus compensation payable to Mr. Favish for a period equal to the greater of (i) the remainder of the term of the Favish Agreement or (ii) one year. In the event that Mr. Favish's employment is terminated following a Change in Control of the Corporation (as defined in the Favish Agreement), the Favish Agreement provides that the Corporation will pay Mr. Favish a termination and non-competition payment equal to the greater of (i) the base salary and bonus compensation payable to Mr. Favish through the remainder of the term of the Favish Agreement or (ii) 2.99 times Mr. Favish's base salary and bonus compensation for the calendar year prior to such termination.

DIRECTOR COMPENSATION

         Directors who are not employees of the Corporation receive cash compensation of $15,000 per calendar year and options to purchase 5,000 shares of Common Stock under the Plan on July 1 of each year of service on the Board of Directors. All directors are reimbursed for reasonable expenses incurred in connection with attendance of meetings.

                                 OTHER BUSINESS

         The Board of Directors of the Corporation knows of no other matters that may be presented at the Annual Meeting. However, if any other matters properly come before the meeting, or any adjournment thereof, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders intended to be presented at the next annual meeting of the Corporation's stockholders must be received by the Corporation for inclusion in the Corporation's 2001 Proxy Statement on or prior to January 7, 2001.

         Such proposals should be sent to the Chief Financial Officer of the Corporation by certified mail, return receipt requested. A proxy will confer discretionary authority to management of the Corporation to vote on any matter at the next annual meeting of the Corporation's stockholders other than matters for which the Corporation received notice by a stockholder prior to February 20, 2001; provided, however, that if the 2000 Annual Meeting of Stockholders is held more than 30 days from May 9, 2001, the Corporation will notify the stockholders of a revised date for submitting notice to the Corporation.

                     ANNUAL REPORTS AND FINANCIAL STATEMENTS

         The Annual Report to Stockholders of the Corporation for the year ended December 31, 1999 is being furnished simultaneously herewith. Such report and the financial statements included therein are not to be considered a part of this Proxy Statement.

         UPON THE WRITTEN REQUEST OF ANY STOCKHOLDER, MANAGEMENT WILL PROVIDE, FREE OF CHARGE, A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, INCLUDING THE FINANCIAL STATEMENTS AND EXHIBITS THERETO. REQUESTS SHOULD BE DIRECTED TO CHIEF FINANCIAL OFFICER, FOTOBALL USA, INC., 3738 RUFFIN ROAD, SAN DIEGO, CALIFORNIA 92123.

                              COST OF SOLICITATION

         The cost of soliciting proxies in the accompanying form has been or will be borne by the Corporation. In addition to solicitation by mail, solicitations may be made personally, by telephone, by telegraph or by mail by officers, directors and employees of the Corporation, without additional remuneration therefore, and arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Corporation may reimburse them for their reasonable out-of-pocket expenses.

         It is important that your shares be represented at the meeting. If you are unable to be present in person, you are respectfully requested to sign the enclosed proxy and return it in the enclosed stamped and addressed envelope as promptly as possible.

                                             By Order of the Board of Directors,


                                             KAREN M. BETRO
                                             Secretary
Dated:   March 31, 2000
         San Diego, California

PROXY
                               FOTOBALL USA, INC.


                   ANNUAL MEETING OF STOCKHOLDERS, MAY 9, 2000


     The undersigned hereby appoints Michael Favish and Clifford A. Lyon, and each of them, his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of Common Stock of Fotoball USA, Inc. (the "Corporation") of the undersigned at the Annual Meeting of Stockholders of the Corporation to be held at 2:30 P.M., local time, on May 9, 2000 or at any adjournment(s) thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment(s) thereof.


               PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT
                     IN THE ENCLOSED POSTAGE PAID ENVELOPE.

     This Proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

-------------------------------------------------------------------------------
                                                (Continues on the reverse side)

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE CORPORATION. The Board of Directors recommends that you vote FOR the following proposals:


1. To elect two directors to hold office until the 2003 Annual Meeting of Stockholders and until the election and qualification of their successors:

                  [ ]   FOR the nominee listed below               [ ]    WITHHOLD AUTHORITY to vote for the nominee listed below

    Nominee:   Michael Favish

                  [ ]   FOR the nominee listed below               [ ]    WITHHOLD AUTHORITY to vote for the nominee listed below

    Nominee:   John J. Shea


2.  To transact such other business as may properly come before the Meeting.

RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

Dated____________________________________________

_________________________________________________

_________________________________________________

         Signature(s) of Stockholder(s)


This Proxy shall be signed exactly as your name(s) appears hereon, if as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.